Exhibit 99.1

Contact:	FOR RELEASE:
Eliott Trencher	March 30, 2023
EVP, Chief Financial Officer and
Chief Investment Officer
(310) 481-8587

Kilroy Announces Leadership Succession Plan

John Kilroy to Retire as CEO at Year-End 2023

Board Has Initiated Search for Successor

LOS ANGELES — March 30, 2023 — John B. Kilroy, Jr., Chief Executive Officer and Chairman of the Board of Directors of Kilroy Realty Corporation (NYSE: KRC, “Kilroy” or the “Company”), today announced his retirement as Chief Executive Officer effective as of the end of the year.

The Company’s Board of Directors intends to retain a leading executive search firm to assist in a comprehensive search for the Company’s next Chief Executive Officer, which will include internal candidates and external candidates, with a targeted start date of January 1, 2024.

“After almost 30 years as CEO of Kilroy and 50 years in this business, I have decided to retire at the end of this year. We have assembled the greatest team in the business at Kilroy, and together we have built a unique portfolio of premium, state-of-the-art work environments spanning some of the country’s strongest markets — in Austin, Texas and on the West Coast, from Seattle to San Diego,” said Mr. Kilroy. “I am confident that Kilroy is positioned for future success and that now is the right time to begin a transition to new leadership. As a member of the Succession Planning Committee, I will work with the Board on the search for my successor, and we will remain committed to our strategy, focusing on our three core tenets – best-in-class real estate, disciplined capital allocation and a fortress balance sheet – to deliver value for our stockholders. I am confident that our outstanding team will continue to thrive in this historically turbulent market.”

“On behalf of the Board, I would like to thank John for his leadership as CEO since Kilroy Realty Corporation’s incorporation in 1996, and before that as CEO of Kilroy Industries beginning in 1991, which has been nothing short of impressive,” said Ed Brennan, PhD, Lead Independent Director of the Company’s Board of Directors. “Under John’s leadership, Kilroy has pursued high-quality growth and driven Kilroy’s premium portfolio to comprise 16 million square feet while earning the Company’s reputation for its LEED-certified portfolios and award-winning innovation and sustainability initiatives.”

Mr. Brennan concluded, “The Board is focused on identifying a CEO successor who can capitalize on Kilroy’s strong position and execute on the opportunities ahead to deliver long-term value for our stakeholders. We are confident that Kilroy Realty Corporation’s portfolio in premier markets on the West Coast and in Austin, Texas that have the talent base and infrastructure to continuously pursue innovation is uniquely positioned to create value for our tenants, communities and shareholders.”

About Kilroy Realty Corporation

Kilroy Realty Corporation (NYSE: KRC, the “Company”, “Kilroy”) is a leading U.S. landlord and developer, with operations in San Diego, Greater Los Angeles, the San Francisco Bay Area, the Pacific Northwest and Austin, Texas. The company has earned global recognition for sustainability, building operations, innovation and design. As pioneers and innovators in the creation of a more sustainable real estate industry, the company’s approach to modern business environments helps drive creativity and productivity for some of the world’s leading technology, entertainment, life science and business services companies.

The company is a publicly traded real estate investment trust (“REIT”) and member of the S&P MidCap 400 Index with more than seven decades of experience developing, acquiring and managing office, life science and mixed-use projects.

As of December 31, 2022, Kilroy’s stabilized portfolio totaled approximately 16.2 million square feet of primarily office and life science space that was 91.6% occupied and 92.9% leased. The company also had more than 1,000 residential units in Hollywood and San Diego, which had a quarterly average occupancy of 93.3%. In addition, the company had two in-process life science redevelopment projects with total estimated redevelopment costs of $80.0 million, totaling approximately 100,000 square feet, and three in-process development projects with an estimated total investment of $1.7 billion, totaling approximately 1.7 million square feet of office and life science space. The in-process development and redevelopment office and life science space is 36% leased.

A Leader in Sustainability and Commitment to Corporate Social Responsibility

Kilroy has a longstanding commitment to sustainability and continues to be a recognized leader in our sector. For over a decade, the company and its sustainability initiatives have been recognized with numerous honors, including being listed on the Dow Jones Sustainability World Index, earning the GRESB five-star rating and being named a sector and regional leader in the Americas. Other honors have included the Nareit Leader in the Light Award, being named ENERGY STAR Partner of the Year and receiving the ENERGY STAR highest honor of Sustained Excellence.

Kilroy is proud to have achieved carbon neutral operations across our portfolio since 2020. The company’s office portfolio was 71% LEED certified and 46% Fitwel certified, and 67% of eligible properties were ENERGY STAR certified as of December 31, 2022.

A significant part of the company’s foundation is its commitment to enhancing employee growth, satisfaction and wellness while maintaining a diverse and thriving culture. For the fourth year in a row, the company has been named to Bloomberg’s Gender Equality Index, which recognizes companies committed to supporting gender equality through policy development, representation, and transparency.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on our current expectations, beliefs and assumptions, and are not guarantees of future performance. Forward-looking statements are inherently subject to uncertainties, risks, changes in circumstances, trends and factors that are difficult to predict, many of which are outside of our control. Accordingly, actual performance, results and events may vary materially from those indicated or implied in the forward-looking statements, and you should not rely on the forward-looking statements as predictions of future performance, results or events. Numerous factors could cause actual future performance, results and events to differ materially from those indicated in the forward-looking statements, including, among others: global market and general economic conditions, including periods of heightened inflation, and their effect on our liquidity and financial conditions and those of our tenants; adverse economic or real estate conditions generally, and specifically, in the States of California, Texas and Washington; risks associated with our investment in real estate assets, which are illiquid, and with trends in the real estate industry; defaults on or non-renewal of leases by tenants; any significant downturn in tenants’ businesses; our ability to re-lease property at or above current market rates; costs to comply with government regulations, including environmental remediation; the availability of cash for distribution and debt service and exposure to risk of default under debt obligations; increases in interest rates and our ability to manage interest rate exposure; the availability of financing on attractive terms or at all, which may adversely impact our future interest expense and our ability to pursue development, redevelopment and acquisition opportunities and refinance existing debt; a decline in real estate asset valuations, which may limit our ability to dispose of assets at attractive prices or obtain or maintain debt financing, and which may result in write-offs or impairment charges; significant competition, which may decrease the occupancy and rental rates of properties; potential losses that may not be covered by insurance; the ability to successfully complete acquisitions and dispositions on announced terms; the ability to successfully operate acquired, developed and redeveloped properties; the ability to successfully complete development and redevelopment projects on schedule and within budgeted amounts; delays or refusals in obtaining all necessary zoning, land use and other required entitlements, governmental permits and authorizations for our development and redevelopment properties; increases in anticipated capital expenditures, tenant improvement and/or leasing costs; defaults on leases for land on which some of our properties are located; adverse changes to, or enactment or implementations of, tax laws or other applicable laws, regulations or legislation, as well as business and consumer reactions to such changes; risks associated with joint venture investments, including our lack of sole decision-making authority, our reliance on co-venturers’ financial condition and disputes between us and our co-venturers; environmental uncertainties and risks related to natural disasters; our ability to maintain our status as a REIT; and uncertainties regarding the impact of the COVID-19 pandemic, and restrictions intended to prevent its spread, on our business and the economy generally. These factors are not exhaustive and additional factors could adversely affect our business and financial performance. For a discussion of additional factors that could materially adversely affect our business and financial performance, see the factors included under the caption “Risk Factors” in our annual report on Form 10-K for the year ended December 31, 2022 and our other filings with the Securities and Exchange Commission. All forward-looking statements are based on currently available information and speak only as of the dates on which they are made. We assume no obligation to update any forward-looking statement made in this press release that becomes untrue because of subsequent events, new information or otherwise, except to the extent we are required to do so in connection with our ongoing requirements under federal securities laws.

Contacts

Investors

Eliott Trencher

EVP, Chief Financial Officer and

Chief Investment Officer

(310) 481-8587

Media

Ed Trissel / Kara Brickman

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449